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                                                                  EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-4 of our report dated January 24, 1997 on our audits of the consolidated financial statements of West Coast Bancorp, Inc. for the years ended December 31, 1996 and 1995. We also consent to the reference to our firm under the caption "Experts."





/s/ Coopers & Lybrand L.L.P.


Tampa, Florida
April 6, 1998